_______________________________________________________________________


                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of the
                            Securities and Exchange Act of 1934



         Date of Report (date of earliest event reported): December 22, 1997


                                 IATROS HEALTH NETWORK, INC.
                                 ---------------------------
                  (Exact Name of Registrant as specified in its charter)


          Delaware                 0-20345              23-2596710
          --------                 -------              ----------
          State or                 (Commission          (I.R.S. Employer
          Jurisdiction of          File Number)         Identification No.)



                     Ten Piedmont Center, Suite 400, Atlanta, GA 30305
                     -------------------------------------------------
                    (Address of principal executive office) (zip code)


                      Registrant's telephone number: (404) 266-3643
                                                     --------------



          Item 5.

         Iatros Health Network, Inc. (the "Company") sold 4,000,000 shares of its $0.001 Common Stock to NewCare Health Corporation for a total payment of $1,000,000 pursuant to an agreement, a copy of which is attached hereto as Exhibit A. The sale of the referenced shares occurred December 22, 1997. NewCare Health Corporation owns 19.2% of the outstanding voting Common Stock of the Company. The Company understands the source of funds used by NewCare Health Corporation was from that entity's working capital.

          Item 7.


              (a) No financial statements are required by this Item. However, the Company has filed its Report on Form 10-K on April ____, 1998 for the year ended December 31, 1997, and in that Report has included certain financial statements reflecting the
                    Company's condition.

               (b)  Exhibit

                    (A)  Investment Agreement



                                      SIGNATURES
                                       ----------

          Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  IATROS HEALTH NETWORK, INC.


          Dated:  April 27, 1998                  By: /s/ Joseph Rzepka
                                                  ---------------------
                                                  Joseph Rzepka
                                                  Chief Financial Officer and
                                                  Executive Vice-President